Investment income and financing costs (Tables)	12 Months Ended
Mar. 31, 2026
Investment income and financing costs
Schedule of investment income and financing costs

	2026 €m	2025 € m	2024 € m

Investment and other income

Financial assets measured at amortised cost	1,200	355	327

Financial assets measured at fair value through profit and loss	195	509	254

	1,395	864	581

Financing costs

Financial liabilities measured at amortised cost

Bonds	1,418	1,301	1,596

Lease liabilities	615	488	440

Bank loans and other liabilities 1	416	499	712

Interest on derivative and other financial instruments	(235)	(356)	(395)

Mark-to-market on derivatives	217	(2)	100

Foreign exchange	(56)	1	173

	2,375	1,931	2,626

Net financing costs 2	980	1,067	2,045
Notes:

1.	Interest capitalised for the year ended 31 March 2026 was € nil (2025: € nil, 2024: € nil).

2.	Includes € 771 million gain (2025: € 253 million gain) resulting from redemption of certain bonds that were bought back in advance of their maturity dates.